[LOGO] Merrill Lynch Investment Managers

Annual Report

March 31, 2001

Merrill Lynch
Small Cap Value
Fund, Inc.

www.mlim.ml.com

                    MERRILL LYNCH SMALL CAP VALUE FUND, INC.

Proxy Results
(unaudited)

During the year ended March 31, 2001, Merrill Lynch Small Cap Value Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 17, 2000. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------
                                                                          Shares Voted         Shares Withheld
                                                                               For               From Voting
--------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Terry K. Glenn             43,131,921             2,188,008
                                                M. Colyer Crum             43,122,278             2,197,651
                                                Laurie S. Hodrick          43,135,785             2,184,144
                                                Jack B. Sunderland         43,119,099             2,200,830
                                                Stephen B. Swensrud        43,131,528             2,188,401
                                                J. Thomas Touchton         43,134,503             2,185,426
                                                Fred G. Weiss              43,140,329             2,179,600
                                                Arthur Zeikel              43,107,767             2,212,162
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted     Shares Voted    Shares Voted
                                                                                       For            Against         Abstain
-------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                               42,266,185          649,462       2,404,282
-------------------------------------------------------------------------------------------------------------------------------
3. To approve to convert the Fund to a "master/feeder" structure.                  39,189,462        2,458,330       3,672,137
-------------------------------------------------------------------------------------------------------------------------------
4. To approve the Investment Advisory and Administrative Agreement.                39,739,504        2,141,837       3,438,588
-------------------------------------------------------------------------------------------------------------------------------

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

DEAR SHAREHOLDER

During the six months ended March 31, 2001, Merrill Lynch Small Cap Value Fund, Inc. outperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were -2.57%, -3.04%, -3.07% and -2.67%, respectively, compared to the total return of -12.96% for the Russell 2000 Index. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.)

Portfolio Matters

During the six-month period ended March 31, 2001, the negative trend in equity returns since March 2000 accelerated. Though small-capitalization stocks performed better than large-capitalization stocks, they were still down significantly. The unmanaged Standard & Poor's 500 (S&P 500) Index posted a return of -18.75%, while the Russell 2000 Index, a widely followed measure of small-capitalization stock performance, provided a total return of -12.96%. The performance differential between value and growth stocks continued to widen. Despite the evident weakening in the US economy, value stocks in the Russell 2000 Index actually gained 9.16%, compared to a dramatic -32.33% collapse for the growth stocks in the Russell 2000 Index. Differences in the weighting and performance of stocks in the technology and healthcare sectors were the primary factors for the divergence in the style-specific Russell 2000 Index returns. The divergence between growth and value stocks, and the magnitude of the decline in many individual stocks, made for a treacherous investment environment. While it is difficult to determine whether fundamentals are close to the bottom, many stocks have declined to compelling valuation levels. Consequently, we have been actively accumulating positions in the stocks of companies with strong market shares and balance sheets, primarily in the technology sector.

During the six months ended March 31, 2001, the Fund's performance benefited from strong stock selection in the technology sector. The Fund's technology stocks declined a modest 6.5%, compared to a 56% plunge for the Russell 2000 Index technology sector. Sector weights for the Fund provided a negative contribution relative to the Russell 2000 Index, because of an overweighted position in the underperforming technology sector and an underweighted position in the outperforming financial services sector. We were a significant net buyer of equities, reducing cash reserves from the higher-than-normal position held at September 30, 2000 as well as investing the significant net inflows experienced during the period. Two-thirds of the Fund's investments went into technology stocks, and a significant portion of the remainder was invested in consumer discretionary stocks. The Fund was also a net buyer of healthcare, producer durables, and materials and processing stocks, and a net seller of auto and transportation, consumer staples, financial services and energy stocks.

Individual stocks that benefited the Fund's results included FileNET Corporation and Linens 'n Things, Inc. FileNET's stock price peaked at $35.63 on November 14, 2000 from $18.19 on September 30, 2000 as a result of strong earnings results in the third quarter of 2000 and strong projected growth for the fourth quarter of 2000. We sold much of the Fund's position in FileNET on the stock price rise, but we repurchased most of that stock at lower levels as FileNET's stock price declined along with the entire technology sector. FileNET develops integrated document management software products for managing unstructured information. The stock price of Linens 'n Things, a retailer of housewares, home textiles and accessories, rose significantly in early 2001 along with the specialty retailer group in general. We sold the Fund's entire position in Linens 'n Things on the stock price rise because of valuation concerns and the increased risk of weakening fundamentals as a result of the downturn in the overall economy.

For the six months ended March 31, 2001, Fund performance was hindered by investments in ANTEC Corporation and Harmonic Inc. ANTEC develops and manufactures optical and radio-frequency transmission equipment, for which demand from telecommunications services companies dropped dramatically in recent months. Although we began purchasing ANTEC stock after the share price had declined significantly, subsequent earnings estimate reductions were deeper than expected, and the stock price declined further as a result. Harmonic designs, manufactures and markets digital and fiber optic systems for the transmission of video, voice and data services over cable, satellite, telecommunications and wireless networks. The stock price of Harmonic peaked at $158 per share in early 2000 and declined to $24 by September 30, 2000. As conditions in the communications sector deteriorated further, the stock price of Harmonic continued to slide, falling to $5.63 by March 31, 2001. Based on our expectation that Harmonic will be well-positioned to capitalize on the eventual recovery in the telecommunication and cable markets, we continued to add to our position on the price weakness.

Fiscal Year in Review

For the 12 months ended March 31, 2001, Merrill Lynch Small Cap Value Fund, Inc. significantly outperformed the Russell 2000 Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were +6.39%, +5.26%, +5.29% and +6.11%, respectively, compared to the -15.33% total return for the Russell 2000 Index.

Small-capitalization stocks performed better than large-capitalization stocks during the 12 months ended March 31, 2001. By comparison, the Russell 2000 Index's total return over the period was -15.33%, compared to -21.68% for the large-capitalization S&P 500 Index. The sectors within the Russell 2000 Index were evenly split between those with positive returns and those with negative returns for the year ended March 31, 2001. Unfortunately, the sectors that produced negative returns comprised two-thirds of the Russell 2000 Index at the start of the period, and the average decline for the down sectors was greater than the average gain for the up sectors. The dominant factor in the Russell 2000 Index's 12-month performance was the precipitous decline suffered by the technology sector, which was down 66%. Utilities and producer durables stocks were down more than 20% for the year, while consumer discretionary stocks were down more than 10%. On the positive side, energy stocks were up more than 30% and consumer staples and financial services stocks were up more than 20%. For the year, the divergence in performance between "growth" stocks and "value" stocks was remarkable. Value stocks in the Russell 2000 Index were up 19.5%, while growth stocks in the Russell 2000 Index were down 39.8%. The Fund's favorable performance compared to the overall Russell 2000 Index for the period was attributable to strong stock selection in the technology and consumer discretionary sectors. An underweighted position in the strong-performing financial services sector was a negative factor in the Fund's performance for the period.

Merrill Lynch Small Cap Value Fund, Inc. invests all of its assets in Master Small Cap Value Trust, which has the same investment objective as the Fund. The Trust seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Trust believes have special investment value and emerging growth companies regardless of size. Our strategy is to invest in the stocks of small companies that are currently out of favor with investors because of a temporary interruption in an above-average long-term growth trend. This approach led the Trust to be underweighted in technology stocks at March 31, 2000, as we sold a significant portion of the Trust's technology holdings into the run-up that took place in 1999 and early 2000. In 2001, favorable relative performance in the Trust's remaining technology holdings, compared to the Russell 2000 Index technology sector, and significant increases in investments in technology stocks that fell out of favor during the past 12 months resulted in the Trust's technology holdings rising to a significantly overweighted position. Consumer discretionary stocks are also significantly overweighted in the Trust and materials and processing stocks are modestly overweighted, compared to the Russell 2000 Index technology sector. All other sectors are underweighted, most notably financial services, utilities and healthcare. As a percentage of the Trust's assets, the heaviest weighted sectors at March 31, 2001 were consumer discretionary, technology, materials and processing and financial services. Combined, these four sectors account for just under three-fourths of the Trust's total assets. In comparison, the Russell 2000 Index is most heavily weighted in the financial services, consumer discretionary, healthcare and materials and processing sectors, which combine to account for over 60% of the total Index value. Cash and equivalents, as a percentage of Trust assets, totaled 11.7% at March 31, 2001, down from 13.9% at September 30, 2000.

In Conclusion

The year ended March 31, 2001 marked the second consecutive year that small-capitalization stocks performed better than large-capitalization stocks. The exceptional volatility during the past two years, especially on the downside over the past year, presented significant opportunities for investors with the patience to endure near-term uncertainty. We positioned the Fund to take advantage of these opportunities and expect that results during the next 12 months - 24 months may reward our shareholders with favorable investment returns.

We thank you for your continued investment in Merrill Lynch Small Cap Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee


/s/ Daniel V. Szemis

Daniel V. Szemis
Senior Vice President and
Portfolio Manager

May 7, 2001


                                     2 & 3

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                         Ten Years/
                                                          6 Month               12 Month              Since Inception
As of March 31, 2001                                   Total Return           Total Return             Total Return
======================================================================================================================
ML Small Cap Value Fund, Inc. Class A Shares*             - 2.57%                + 6.39%                   +360.16%
----------------------------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class B Shares*             - 3.04                 + 5.26                    +315.44
----------------------------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class C Shares*             - 3.07                 + 5.29                    +158.27
----------------------------------------------------------------------------------------------------------------------
ML Small Cap Value Fund, Inc. Class D Shares*             - 2.67                 + 6.11                    +171.74
----------------------------------------------------------------------------------------------------------------------
Russell 2000 Index**                                      -12.96                 -15.33                 +205.20/+94.99
======================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares, respectively.
** An unmanaged broad-based Index comprised of small-capitalization common stocks. Ten years/since inception total return periods are ten years and from 10/21/94, respectively.

Total Return Based on a $10,000 Investment

Class A & Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Russell 2000 Index. Beginning and ending values are:

                                               3/91                    3/01

ML Small Cap Value Fund, Inc.+--
Class A Shares*                                $ 9,475                 $43,596
ML Small Cap Value Fund, Inc.+--
Class B Shares*                                $10,000                 $41,544
Russell 2000 Index++                           $10,000                 $30,518

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests all of its assets in Master Small Cap Value Trust. The Trust invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Trust's management believes have special investment value, and emerging growth companies regardless of size.
++ This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.
      Past performance is not predictive of future performance.

Average Annual Total Return

                                         % Return Without       % Return With
                                           Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/01                       + 6.39%                + 0.81%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                     +17.01                 +15.75
--------------------------------------------------------------------------------
Ten Years Ended 3/31/01                      +16.49                 +15.86
--------------------------------------------------------------------------------
* Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                             % Return            % Return
                                           Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/01                        + 5.26%             + 1.86%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                      +15.82              +15.82
--------------------------------------------------------------------------------
Ten Years Ended 3/31/01                       +15.31              +15.31
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

Class C & Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Russell 2000 Index. Beginning and ending values are:

                                               10/21/94**              3/01

ML Small Cap Value Fund, Inc.+--
Class C Shares*                                $10,000                 $25,827
ML Small Cap Value Fund, Inc.+--
Class D Shares*                                $ 9,475                 $25,749
Russell 2000 Index++                           $10,000                 $19,497

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master Small Cap Value Trust. The Trust invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Trust's management believes have special investment value, and emerging growth companies regardless of size.
++ This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.
      Past performance is not predictive of future performance.

Average Annual Total Return

                                          % Return            % Return
                                        Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/01                     + 5.29%             + 4.44%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                   +15.80              +15.80
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/01                            +15.87              +15.87
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                       % Return Without     % Return With
                                         Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 3/31/01                     + 6.11%            + 0.54%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                   +16.73             +15.48
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/01                            +16.79             +15.82
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
SMALL CAP VALUE
FUND, INC.          As of March 31, 2001
===================================================================================================================================
Assets:             Investment in Master Small Cap Value Trust, at value (identified
                    cost--$1,589,265,396)...........................................................                 $1,552,648,663
                    Prepaid registration fees and other assets......................................                         39,878
                                                                                                                     --------------
                    Total assets....................................................................                  1,552,688,541
                                                                                                                     --------------
===================================================================================================================================
Liabilities:        Payables:
                       Distributor..................................................................$      620,764
                       Administrator................................................................       299,391          920,155
                                                                                                    --------------
                    Accrued expenses and other liabilities..........................................                        942,232
                                                                                                                     --------------
                    Total liabilities...............................................................                      1,862,387
                                                                                                                     --------------
===================================================================================================================================
Net Assets:         Net assets .....................................................................                 $1,550,826,154
                                                                                                                     ==============
===================================================================================================================================
Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized...                 $    3,274,949
Consist of:         Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized...                      3,054,308
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized...                        775,406
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares authorized...                      1,004,184
                    Paid-in capital in excess of par................................................                  1,504,608,862
                    Undistributed realized capital gains on investments from the Trust--net.........                     74,725,178
                    Unrealized depreciation on investments from the Trust--net......................                    (36,616,733)
                                                                                                                     --------------
                    Net assets......................................................................                 $1,550,826,154
                                                                                                                     ==============
===================================================================================================================================
Net Asset           Class A--Based on net assets of $648,806,040 and 32,749,492 shares outstanding..                 $        19.81
Value:                                                                                                               ==============
                    Class B--Based on net assets of $563,316,156 and 30,543,081 shares outstanding..                 $        18.44
                                                                                                                     ==============
                    Class C--Based on net assets of $140,609,854 and 7,754,059 shares outstanding...                 $        18.13
                                                                                                                     ==============
                    Class D--Based on net assets of $198,094,104 and 10,041,842 shares outstanding..                 $        19.73
                                                                                                                     ==============
===================================================================================================================================

See Notes to Financial Statements.


                                     6 & 7

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

STATEMENT OF OPERATIONS

MERRILL LYNCH
SMALL CAP VALUE
FUND, INC.          For the Year Ended March 31, 2001+
===================================================================================================================================
Investment          Dividends.....................................................................                   $    4,386,892
Income:             Interest and discount earned..................................................                        1,831,883
                    Investment income allocated from the Trust....................................                       11,737,948
                    Expenses allocated from the Trust.............................................                       (4,537,400)
                                                                                                                     --------------
                    Total income and net investment income from the Trust.........................                       13,419,323
                                                                                                                     --------------
===================================================================================================================================
Expenses:           Account maintenance and distribution fees--Class B............................  $    5,267,059
                    Investment advisory fees......................................................       3,918,636
                    Administration fee............................................................       2,106,893
                    Transfer agent fees--Class A..................................................       1,324,920
                    Transfer agent fees--Class B..................................................       1,224,640
                    Account maintenance and distribution fees--Class C............................         958,324
                    Account maintenance fees--Class D.............................................         419,935
                    Transfer agent fees--Class D..................................................         387,373
                    Transfer agent fees--Class C..................................................         213,879
                    Printing and shareholder reports..............................................         249,334
                    Registration fees.............................................................         194,554
                    Professional fees.............................................................          89,324
                    Custodian fees................................................................          54,300
                    Accounting services...........................................................          52,537
                    Directors' fees and expenses..................................................          31,772
                    Pricing fees..................................................................             795
                    Other ........................................................................          19,712
                                                                                                    --------------
                    Total expenses................................................................                       16,513,987
                                                                                                                     --------------
                    Investment loss--net..........................................................                       (3,094,664)
                                                                                                                     --------------
===================================================================================================================================
Realized &          Realized gain:
Unrealized Gain        On investments--net........................................................      81,050,347
(Loss) on              From the Trust--net........................................................     100,623,754      181,674,101
Investments and                                                                                     --------------
from                Change in unrealized appreciation/depreciation:
The Trust--Net:        On investments--net........................................................      58,427,523
                       From the Trust--net........................................................    (167,759,386)    (109,331,863)
                                                                                                    --------------   --------------
                    Net Increase in Net Assets Resulting from Operations..........................                   $   69,247,574
                                                                                                                     ==============
===================================================================================================================================

+ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

MERRILL LYNCH                                                                                         For the Year Ended March 31,
SMALL CAP VALUE                                                                                       ----------------------------
FUND, INC.          Increase (Decrease) in Net Assets:                                                  2001+            2000
===================================================================================================================================
Operations:         Investment loss--net..........................................................  $   (3,094,664)  $   (6,373,731)
                    Realized gain on investments and from the Trust--net..........................     181,674,101      185,241,778
                    Change in unrealized appreciation/depreciation on investments and
                    from the Trust--net...........................................................    (109,331,863)     242,691,398
                                                                                                    --------------   --------------
                    Net increase in net assets resulting from operations..........................      69,247,574      421,559,445
                                                                                                    --------------   --------------
===================================================================================================================================
Distributions to    Realized gain on investments--net:
Shareholders:          Class A....................................................................    (108,672,381)     (40,545,567)
                       Class B....................................................................    (101,535,647)     (43,612,826)
                       Class C....................................................................     (17,450,156)      (4,788,746)
                       Class D....................................................................     (30,462,583)     (11,320,549)
                                                                                                    --------------   --------------
                    Net decrease in net assets resulting from distributions to shareholders.......    (258,120,767)    (100,267,688)
                                                                                                    --------------   --------------
===================================================================================================================================
Capital Share       Net increase in net assets derived from capital share transactions............     517,024,475      125,287,960
Transactions:                                                                                       --------------   --------------
===================================================================================================================================
Net Assets:         Total increase in net assets..................................................     328,151,282      446,579,717
                    Beginning of year.............................................................   1,222,674,872      776,095,155
                                                                                                    --------------   --------------
                    End of year*..................................................................  $1,550,826,154   $1,222,674,872
                                                                                                    ==============   ==============
===================================================================================================================================
                   *Undistributed investment income--net .........................................  $           --   $    9,675,762
                                                                                                    ==============   ==============
===================================================================================================================================

+ On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

      See Notes to Financial Statements.


                                     8 & 9

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have                                  Class A
                    been derived from information provided             ------------------------------------------------------------
MERRILL LYNCH       in the financial statements.                                        For the Year Ended March 31,
SMALL CAP VALUE                                                        ------------------------------------------------------------
FUND, INC.          Increase (Decrease) in Net Asset Value:               2001#        2000         1999         1998        1997
===================================================================================================================================
Per Share           Net asset value, beginning of year..............   $  22.87     $  16.27     $  22.03     $  17.59     $  17.77
Operating                                                              --------     --------     --------     --------     --------
Performance:        Investment income (loss)--net+..................        .06         (.02)        (.02)        (.03)         .06
                    Realized and unrealized gain (loss) from
                    investments and the Trust--net..................       1.23         8.84        (4.66)        7.20         3.01
                                                                       --------     --------     --------     --------     --------
                    Total from investment operations................       1.29         8.82        (4.68)        7.17         3.07
                                                                       --------     --------     --------     --------     --------
                    Less dividends and distributions:
                       Investment income--net.......................         --           --           --           --         (.06)
                       Realized gain on investments--net............      (4.35)       (2.22)       (1.08)       (2.73)       (3.19)
                                                                       --------     --------     --------     --------     --------
                    Total dividends and distributions...............      (4.35)       (2.22)       (1.08)       (2.73)       (3.25)
                                                                       --------     --------     --------     --------     --------
                    Net asset value, end of year....................   $  19.81     $  22.87     $  16.27     $  22.03     $  17.59
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Total Investment    Based on net asset value per share..............      6.39%       57.29%      (22.17%)      43.18%       17.62%
Return:*                                                               ========     ========     ========     ========     ========
===================================================================================================================================
Ratios to           Expenses++......................................      1.04%        1.08%        1.08%        1.02%        1.10%
Average                                                                ========     ========     ========     ========     ========
Net Assets:         Investment income (loss)--net...................       .27%        (.12%)       (.10%)       (.13%)        .34%
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands)..........   $648,806     $491,855     $276,957     $396,198     $223,492
Data:                                                                  ========     ========     ========     ========     ========
                    Portfolio turnover..............................         --       89.18%       57.82%       67.02%       97.87%
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
                    The following per share data and ratios have                                  Class B
                    been derived from information provided             ------------------------------------------------------------
MERRILL LYNCH       in the financial statements.                                        For the Year Ended March 31,
SMALL CAP VALUE                                                        ------------------------------------------------------------
FUND, INC.          Increase (Decrease) in Net Asset Value:               2001#        2000         1999         1998        1997
===================================================================================================================================
Per Share           Net asset value, beginning of year..............   $  21.59     $  15.37     $  21.03     $  16.91     $  17.21
Operating                                                              --------     --------     --------     --------     --------
Performance:        Investment loss--net+...........................       (.15)        (.21)        (.20)        (.23)        (.12)
                    Realized and unrealized gain (loss) from
                    investments and the Trust--net..................       1.15         8.35        (4.43)        6.90         2.90
                                                                       --------     --------     --------     --------     --------
                    Total from investment operations................       1.00         8.14        (4.63)        6.67         2.78
                                                                       --------     --------     --------     --------     --------
                    Less dividends and distributions:
                       Investment income--net.......................         --           --           --           --           --
                       Realized gain on investments--net............      (4.15)       (1.92)       (1.03)       (2.55)       (3.08)
                                                                       --------     --------     --------     --------     --------
                    Total dividends and distributions...............      (4.15)       (1.92)       (1.03)       (2.55)       (3.08)
                                                                       --------     --------     --------     --------     --------
                    Net asset value, end of year....................   $  18.44     $  21.59     $  15.37     $  21.03     $  16.91
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Total Investment    Based on net asset value per share..............      5.26%       55.72%      (22.96%)      41.72%       16.44%
Return:*                                                               ========     ========     ========     ========     ========
===================================================================================================================================
Ratios to           Expenses++......................................      2.06%        2.11%        2.10%        2.05%        2.13%
Average                                                                ========     ========     ========     ========     ========
Net Assets:         Investment loss--net............................      (.75%)      (1.14%)      (1.12%)      (1.16%)       (.68%)
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands)..........   $563,316     $511,780     $378,610     $611,364     $337,716
Data:                                                                  ========     ========     ========     ========     ========
                    Portfolio turnover..............................         --       89.18%       57.82%       67.02%       97.87%
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
                    The following per share data and ratios have                                  Class C
                    been derived from information provided             ------------------------------------------------------------
MERRILL LYNCH       in the financial statements.                                        For the Year Ended March 31,
SMALL CAP VALUE                                                        ------------------------------------------------------------
FUND, INC.          Increase (Decrease) in Net Asset Value:               2001#        2000         1999         1998        1997
===================================================================================================================================
Per Share           Net asset value, beginning of year..............   $  21.32     $  15.21     $  20.83     $  16.77     $  17.10
Operating                                                              --------     --------     --------     --------     --------
Performance:        Investment loss--net+...........................       (.15)        (.21)        (.20)        (.23)        (.13)
                    Realized and unrealized gain (loss) from
                    investments and the Trust--net..................       1.14         8.25        (4.38)        6.84         2.89
                                                                       --------     --------     --------     --------     --------
                    Total from investment operations................        .99         8.04        (4.58)        6.61         2.76
                                                                       --------     --------     --------     --------     --------
                    Less dividends and distributions:
                       Investment income--net.......................         --           --           --           --           --
                       Realized gain on investments--net............      (4.18)       (1.93)       (1.04)       (2.55)       (3.09)
                                                                       --------     --------     --------     --------     --------
                    Total dividends and distributions...............      (4.18)       (1.93)       (1.04)       (2.55)       (3.09)
                                                                       --------     --------     --------     --------     --------
                    Net asset value, end of year....................   $  18.13     $  21.32     $  15.21     $  20.83      $ 16.77
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Total Investment    Based on net asset value per share..............      5.29%       56.98%      (22.99%)      41.74%       16.39%
Return:*                                                               ========     ========     ========     ========     ========
===================================================================================================================================
Ratios to           Expenses++......................................      2.08%        2.12%        2.12%        2.06%        2.14%
Average                                                                ========     ========     ========     ========     ========
Net Assets:         Investment loss--net............................      (.75%)      (1.16%)      (1.14%)      (1.17%)       (.70%)
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands)..........   $140,610     $ 67,390     $ 38,249     $ 70,159     $ 31,182
Data:                                                                  ========     ========     ========     ========     ========
                    Portfolio turnover..............................         --       89.18%       57.82%       67.02%       97.87%
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Includes the Fund's share of the Trust's allocated expenses.
# On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

      See Notes to Financial Statements.


                                    10 & 11

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

FINANCIAL HIGHLIGHTS (concluded)

                    The following per share data and ratios have                                  Class D
                    been derived from information provided             ------------------------------------------------------------
MERRILL LYNCH       in the financial statements.                                        For the Year Ended March 31,
SMALL CAP VALUE                                                        ------------------------------------------------------------
FUND, INC.          Increase (Decrease) in Net Asset Value:               2001#        2000         1999         1998        1997
===================================================================================================================================
Per Share           Net asset value, beginning of year..............   $  22.80     $  16.19     $  21.97     $  17.56     $  17.74
Operating                                                              --------     --------     --------     --------     --------
Performance:        Investment income (loss)--net+..................         --##       (.07)        (.06)        (.08)         .01
                    Realized and unrealized gain (loss) from
                    investments and the Trust--net..................       1.23         8.82        (4.65)        7.18         3.02
                                                                       --------     --------     --------     --------     --------
                    Total from investment operations................       1.23         8.75        (4.71)        7.10         3.03
                                                                       --------     --------     --------     --------     --------
                    Less dividends and distributions:
                       Investment income--net.......................         --           --           --           --         (.04)
                       Realized gain on investments--net............      (4.30)       (2.14)       (1.07)       (2.69)       (3.17)
                                                                       --------     --------     --------     --------     --------
                    Total dividends and distributions...............      (4.30)       (2.14)       (1.07)       (2.69)       (3.21)
                                                                       --------     --------     --------     --------     --------
                    Net asset value, end of year....................   $  19.73     $  22.80     $  16.19     $  21.97     $  17.56
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Total Investment    Based on net asset value per share..............      6.11%       56.98%      (22.37%)      42.80%       17.38%
Return:*                                                               ========     ========     ========     ========     ========
===================================================================================================================================
Ratios to           Expenses++......................................      1.30%        1.33%        1.33%        1.27%        1.35%
Average                                                                ========     ========     ========     ========     ========
Net Assets:         Investment income (loss)--net...................      (.02%)       (.37%)       (.35%)       (.39%)        .07%
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands)..........   $198,094     $151,650     $ 82,279     $114,183     $ 40,173
Data:                                                                  ========     ========     ========     ========     ========
                    Portfolio turnover..............................         --       89.18%       57.82%       67.02%       97.87%
                                                                       ========     ========     ========     ========     ========
===================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Includes the Fund's share of the Trust's allocated expenses.
# On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in Master Small Cap Value Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
##    Amount is less than $.01 per share.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH
SMALL CAP VALUE
FUND, INC.

1. Significant Accounting Policies:

Merrill Lynch Small Cap Value Fund (the "Fund") (formerly Merrill Lynch Special Value Fund, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Small Cap Value Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at March 31, 2001 was 99.9%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. When the Fund was a stand-alone investment company, dividend income was recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed were subsequently recorded when the Fund had determined the ex-dividend date. Interest income (including amortization of discount) was recognized on the accrual basis. Realized gains and losses on security transactions were determined on the identified cost basis.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $39,658 have been reclassified between paid-in capital in excess of par and undistributed net investment income, $158 has been reclassified between paid-in capital in excess of par and undistributed net realized capital gains and $6,620,756 has been reclassified between undistributed net investment income and


                                    12 & 13

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH
SMALL CAP VALUE
FUND, INC.

undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of
 .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

--------------------------------------------------------------------------------
                                             Account             Distribution
                                         Maintenance Fee             Fee
--------------------------------------------------------------------------------
Class B...............................        .25%                   .75%
Class C ..............................        .25%                   .75%
Class D...............................        .25%                    --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                              FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A...............................       $ 1,106             $ 16,224
Class D...............................       $18,688             $272,838
--------------------------------------------------------------------------------

For the year ended March 31, 2001, MLPF&S received contingent deferred sales charges of $359,556 and $23,719 relating to transactions in Class B and Class C Shares of the Fund, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $33,894 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Trust for the period September 1, 2000 to March 31, 2001 were $1,515,803,300 and $34,362,205, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $517,024,475 and $125,287,960 for the years ended March 31, 2001 and March 31,
2000, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                 Dollar
Ended March 31, 2001                       Shares           Amount
--------------------------------------------------------------------------------
Shares sold...........................   13,254,812      $280,330,802
Shares issued to shareholders
in reinvestment of distributions......    5,242,563       104,560,309
                                         ----------      ------------
Total issued..........................   18,497,375       384,891,111
Shares redeemed.......................   (7,249,765)     (152,423,992)
                                         ----------      ------------
Net increase..........................   11,247,610      $232,467,119
                                         ==========      ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                 Dollar
Ended March 31, 2000                       Shares           Amount
--------------------------------------------------------------------------------
Shares sold...........................   10,103,371      $203,331,023
Shares issued to shareholders
in reinvestment of distributions......    2,039,531        38,805,868
                                         ----------      ------------
Total issued..........................   12,142,902       242,136,891
Shares redeemed.......................   (7,661,205)     (144,838,770)
                                         ----------      ------------
Net increase..........................    4,481,697      $ 97,298,121
                                         ==========      ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                 Dollar
Ended March 31, 2001                       Shares           Amount
--------------------------------------------------------------------------------
Shares sold...........................   10,714,474      $210,381,543
Shares issued to shareholders
in reinvestment of distributions......    4,998,332        93,536,174
                                         ----------      ------------
Total issued..........................   15,712,806       303,917,717
Automatic conversion of shares........   (1,629,987)      (32,110,735)
Shares redeemed.......................   (7,249,682)     (143,444,498)
                                         ----------      ------------
Net increase..........................    6,833,137      $128,362,484
                                         ==========      ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                 Dollar
Ended March 31, 2000                       Shares           Amount
--------------------------------------------------------------------------------
Shares sold...........................    9,098,702      $167,159,527
Shares issued to shareholders
in reinvestment of distributions......    2,221,372        39,948,523
                                         ----------      ------------
Total issued..........................   11,320,074       207,108,050
Automatic conversion of shares........   (1,227,324)      (22,600,580)
Shares redeemed.......................  (11,018,809)     (200,063,962)
                                         ----------      ------------
Net decrease..........................     (926,059)    $ (15,556,492)
                                         ==========      ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                 Dollar
Ended March 31, 2001                       Shares           Amount
--------------------------------------------------------------------------------
Shares sold...........................    4,657,747      $ 89,777,086
Shares issued to shareholders
in reinvestment of distributions......      867,472        15,886,557
                                         ----------      ------------
Total issued..........................    5,525,219       105,663,643
Shares redeemed.......................     (931,431)      (18,005,133)
                                         ----------      ------------
Net increase..........................    4,593,788      $ 87,658,510
                                         ==========      ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                 Dollar
Ended March 31, 2000                       Shares           Amount
--------------------------------------------------------------------------------
Shares sold...........................    1,934,589      $ 35,243,945
Shares issued to shareholders
in reinvestment of distributions......      240,541         4,275,572
                                         ----------      ------------
Total issued..........................    2,175,130        39,519,517
Shares redeemed.......................   (1,529,593)      (26,990,092)
                                         ----------      ------------
Net increase..........................      645,537      $ 12,529,425
                                         ==========      ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                 Dollar
Ended March 31, 2001                       Shares           Amount
--------------------------------------------------------------------------------
Shares sold...........................    2,961,376      $ 62,084,125
Automatic conversion of shares........    1,530,247        32,110,731
Shares issued to shareholders
in reinvestment of distributions......    1,418,959        28,213,812
                                         ----------      ------------
Total issued..........................    5,910,582       122,408,668
Shares redeemed.......................   (2,520,852)      (53,872,306)
                                         ----------      ------------
Net increase..........................    3,389,730      $ 68,536,362
                                         ==========      ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                 Dollar
Ended March 31, 2000                       Shares           Amount
--------------------------------------------------------------------------------
Shares sold...........................    2,260,570      $ 44,449,029
Automatic conversion of shares........    1,162,848        22,600,580
Shares issued to shareholders
in reinvestment of distributions......      555,550        10,538,920
                                         ----------      ------------
Total issued..........................    3,978,968        77,588,529
Shares redeemed.......................   (2,407,493)      (46,571,623)
                                         ----------      ------------
Net increase..........................    1,571,475      $ 31,016,906
                                         ==========      ============
--------------------------------------------------------------------------------


                                    14 & 15

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Small Cap Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Small Cap Value Fund, Inc. (formerly Merrill Lynch Special Value Fund, Inc.) as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Small Cap Value Fund, Inc. as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 11, 2001

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Small Cap Value Fund, Inc. during the taxable year ended March 31, 2001:

================================================================================
                             Qualifying  Non-Qualifying     Total      Long-Term
Record         Payable        Ordinary     Ordinary       Ordinary      Capital
 Date           Date           Income       Income         Income       Gains*
================================================================================
Class A
--------------------------------------------------------------------------------
7/05/2000     7/11/2000       $.077336     $1.833835      $1.911171    $.884211
12/01/2000    12/07/2000      $.073590     $1.030725      $1.104315    $.454142
================================================================================
Class B
--------------------------------------------------------------------------------
7/05/2000     7/11/2000       $.075138     $1.781707      $1.856845    $.884211
12/01/2000    12/07/2000      $.063837     $ .894121      $ .957958    $.454142
================================================================================
Class C
--------------------------------------------------------------------------------
7/05/2000     7/11/2000       $.075570     $1.791957      $1.867527    $.884211
12/01/2000    12/07/2000      $.065228     $ .913605      $ .978833    $.454142
================================================================================
Class D
--------------------------------------------------------------------------------
7/05/2000     7/11/2000       $.076795     $1.821011      $1.897806    $.884211
12/01/2000    12/07/2000      $.071102     $ .995872      $1.066974    $.454142
================================================================================
The qualifying ordinary income qualifies for the dividends-received deduction for corporations.

Please retain this information for your records.

*     Subject to a maximum 20% tax rate.


                                    16 & 17

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

SCHEDULE OF INVESTMENTS                                          (in US dollars)

Master Small Cap Value Trust
====================================================================================================================================
                                 Shares                                                                                   Percent of
Sector*                           Held                       Stocks                              Cost            Value    Net Assets
====================================================================================================================================
Auto & Transportation           466,900   CNF Transportation Inc.                         $   12,078,768   $   13,488,741       0.9%
                                 82,900  +EGL, Inc.                                            1,454,034        2,020,688       0.1
                                185,200  +Gentex Corporation                                   3,000,336        4,282,750       0.3
                              1,019,700  +Keystone Automotive Industries, Inc. (c)             9,864,743        7,010,437       0.4
                              1,744,400  +Miller Industries, Inc.                             11,515,625        1,604,848       0.1
                                119,500  +UTI Worldwide, Inc.                                  1,803,310        1,949,344       0.1
                                                                                          --------------   --------------    ------
                                                                                              39,716,816       30,356,808       1.9
------------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary        2,266,800  +APAC Customer Services Inc.                         11,387,622       11,900,700       0.8
                                  1,317   Adrien Arpel, Inc. (Preferred)                               0           28,157       0.0
                                776,000  +Ambassadors International, Inc. (c)                 10,925,859       13,774,000       0.9
                                630,200  +Boron, LePore & Associates, Inc. (c)                 8,325,893        7,562,400       0.5
                                229,900  +CDW Computer Centers, Inc                            6,846,318        7,126,900       0.5
                                437,600  +Coldwater Creek Inc.                                 8,190,366        9,819,744       0.6
                                884,100   Dover Downs Entertainment, Inc. (c)                 10,414,941       11,051,250       0.7
                                296,700  +Furniture Brands International, Inc.                 6,671,417        7,031,790       0.4
                                417,800   G & K Services, Inc. (Class A)                       9,138,136        8,329,888       0.5
                              2,986,250  +HA-LO Industries, Inc.                              16,738,735        2,956,388       0.2
                                106,000   Harte-Hanks, Inc.                                    2,512,535        2,397,720       0.2
                                248,900  +Heidrick & Struggles International, Inc.             7,463,091        7,202,544       0.5
                                685,400  +Insight Enterprises, Inc.                           12,926,817       14,479,075       0.9
                                115,992  +Interlogix Inc.                                      2,412,277        3,015,792       0.2
                                474,800  +Jack in the Box Inc.                                10,976,215       14,220,260       0.9
                                371,800  +Korn/Ferry International                             6,498,431        6,235,086       0.4
                                 86,500  +MAXIMUS, Inc.                                        2,469,075        2,561,265       0.2
                              1,050,600  +MSC Industrial Direct Co., Inc. (Class A)           14,525,615       16,820,106       1.1
                                373,600  +McNaughton Apparel Group Inc.                        4,412,705        5,907,550       0.4
                              1,330,300  +The Men's Warehouse, Inc.                           30,933,610       28,707,874       1.8
                              1,258,350  +Metromedia International Group, Inc.                12,398,347        3,938,635       0.3
                                676,900  +Michael's Stores Inc.                               15,742,069       20,264,694       1.3
                                810,640  +Midway Games Inc.                                    5,976,087        5,917,672       0.4
                                135,400  +Mohawk Industries, Inc.                              2,738,150        3,802,032       0.2
                                884,000  +Outback Steakhouse, Inc.                            21,681,185       22,506,640       1.4
                              1,070,900  +Panera Bread Company (Class A) (c)                   7,279,194       28,646,575       1.8
                              1,845,800  +Paxson Communications Corporation                   18,784,095       17,996,550       1.2
                                236,900   Pier 1 Imports, Inc.                                 1,445,720        3,079,700       0.2
                                510,800  +QRS Corporation                                      6,723,475        4,341,800       0.3
                              1,394,000  +SITEL Corporation                                    9,744,698        3,903,200       0.2
                                334,800  +Sinclair Broadcast Group, Inc. (Class A)             3,670,302        2,427,300       0.2
                              1,587,800  +Tech Data Corporation                               42,668,698       46,840,100       3.0
                              2,229,200  +WMS Industries Inc. (c)                             21,482,421       40,125,600       2.6
                                                                                          --------------   --------------    ------
                                                                                             354,104,099      384,918,987      24.8
------------------------------------------------------------------------------------------------------------------------------------
Consumer Staples                274,800   Dean Foods Company                                   6,887,117        9,304,728       0.6
                                195,900  +Suiza Foods Corporation                              6,452,567        9,420,831       0.6
                                                                                          --------------   --------------    ------
                                                                                              13,339,684       18,725,559       1.2
------------------------------------------------------------------------------------------------------------------------------------
Energy                           71,600  +Barrett Resources Corporation                        1,644,695        4,299,580       0.3
                                114,600  +Evergreen Resources, Inc.                            2,538,954        4,333,026       0.3
                                210,822  +Louis Dreyfus Natural Gas Corp.                      2,965,633        7,800,414       0.5
                                154,800  +Nuevo Energy Company                                 3,082,846        2,743,056       0.2
                                161,100  +Plains Resources Inc.                                1,876,246        3,383,100       0.2
                                308,391   Plains Resources Inc. (b)                            1,806,983        6,476,211       0.4
                                514,300  +Rowan Companies, Inc.                               13,467,477       14,143,250       0.9
                                195,260  +Stone Energy Corporation                             6,729,673        9,620,460       0.6
                                313,750  +Tom Brown, Inc.                                      3,168,365       10,353,750       0.7
                                                                                          --------------   --------------    ------
                                                                                              37,280,872       63,152,847       4.1
------------------------------------------------------------------------------------------------------------------------------------
Financial Services               66,050   American National Insurance Company                  4,861,822        4,545,066       0.3
                                993,500   Banknorth Group, Inc.                               15,906,390       19,745,813       1.3
                                248,000  +Boston Communications Group, Inc.                    1,755,537        1,829,000       0.1
                                546,700   Brandywine Realty Trust                              9,613,739       10,879,330       0.7
                                294,900   Camden Property Trust                                7,854,339        9,805,425       0.6
                                771,600   Capitol Federal Financial                            8,436,665       12,297,375       0.8
                              1,265,368   Charter One Financial, Inc.                         22,322,451       35,809,914       2.3
                                392,020  +Global Payments Inc.                                 5,185,576        7,252,370       0.5
                                419,800  +Knight Trading Group, Inc.                           6,688,538        6,139,575       0.4
                              1,683,800  +Meditrust Companies                                 12,184,520        6,869,904       0.5
                                468,700   National Data Corporation                            7,681,852       10,944,145       0.7
                                317,700   PXRE Group Limited                                   6,271,483        5,210,280       0.3
                                351,400  +The Profit Recovery Group International, Inc.        5,900,645        2,196,250       0.1
                                225,300   Scottish Annuity & Life Holdings, Ltd.               2,957,150        3,238,688       0.2
                              1,192,200  +United Rentals, Inc.                                19,265,890       19,468,626       1.3
                                                                                          --------------   --------------    ------
                                                                                             136,886,597      156,231,761      10.1
------------------------------------------------------------------------------------------------------------------------------------
Healthcare                      339,500  +Caremark Rx, Inc.                                    1,392,197        4,427,080       0.3
                                285,200  +Closure Medical Corporation                          4,764,457        4,848,400       0.3
                                573,600  +Covance Inc.                                         8,603,854        7,370,760       0.5
                                828,600  +INAMED Corporation                                  23,129,513       19,679,250       1.3
                                351,100  +Isis Pharmaceuticals, Inc.                           4,061,502        3,247,675       0.2
                                625,200   Mentor Corporation                                  11,196,736       14,067,000       0.9
                                256,900  +Nabi                                                 1,147,087        1,589,569       0.1
                                932,000  +Novoste Corporation (c)                             26,884,471       16,368,250       1.0
                              1,294,700  +Orthodontic Centers of America, Inc.                24,965,919       26,541,350       1.7
                                171,900   Owens & Minor, Inc.                                  2,984,050        2,841,507       0.2
                                295,900  +Vical Incorporated                                   5,467,616        2,829,544       0.2
                                 75,263  +WebMD Corporation                                      635,032          418,650       0.0
                                                                                          --------------   --------------    ------
                                                                                             115,232,434      104,229,035       6.7
------------------------------------------------------------------------------------------------------------------------------------


                                    18 & 19

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

Master Small Cap Value Trust (continued)
====================================================================================================================================
                                 Shares                                                                                   Percent of
Sector*                           Held                       Stocks                              Cost            Value    Net Assets
====================================================================================================================================
Materials & Processing          506,800   A.M. Castle & Company                           $    8,676,896   $    4,556,132       0.3%
                                428,300   AK Steel Holding Corporation                         4,210,182        4,304,415       0.3
                                733,400   Boise Cascade Corporation                           20,804,102       23,028,760       1.5
                                955,200   Corn Products International, Inc.                   22,932,861       24,510,432       1.6
                                550,300   Gibraltar Steel Corporation                          9,682,647        8,770,406       0.6
                                887,100   Intermet Corporation                                11,354,476        2,439,525       0.1
                                529,300   Kaydon Corp.                                        13,435,832       14,280,514       0.9
                                251,500  +Novamerican Steel, Inc.                              2,912,596        1,257,500       0.1
                                852,600  +Paxar Corporation                                   10,218,284       10,657,500       0.7
                                511,700   Quanex Corporation                                  10,116,166        9,185,015       0.6
                                546,600   Rock-Tenn Company (Class A)                          6,383,605        4,372,800       0.3
                              1,569,081   Ryerson Tull, Inc. (c)                              26,496,832       15,769,264       1.0
                                714,900  +Shiloh Industries, Inc.                              9,909,349        3,261,731       0.2
                              1,633,000  +Unifi, Inc.                                         17,001,616       11,577,970       0.7
                              2,391,200   Watsco, Inc. (Class A) (c)                          27,129,836       27,690,096       1.8
                                906,600  +Wolverine Tube, Inc. (c)                            14,329,874       11,468,490       0.7
                                863,610  +Zemex Corporation (c)                                7,282,851        5,311,201       0.3
                                                                                          --------------   --------------    ------
                                                                                             222,878,005      182,441,751      11.7
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                 1,331,500  +Mercer International, Inc. (c)                      15,768,762        9,445,328       0.6
------------------------------------------------------------------------------------------------------------------------------------
Producer Durables             2,157,200  +ANTEC Corporation (c)                               36,164,897       15,707,113       1.0
                                642,400   Applied Industrial Technologies, Inc.               11,139,190       10,535,360       0.7
                                 51,000  +BE Aerospace, Inc.                                     335,040          937,125       0.1
                                638,277   BHA Group Holdings, Inc. (Class A) (c)               7,083,102       10,850,709       0.7
                                846,900  +Brown & Sharpe Manufacturing Company
                                         (Class A) (c)                                        10,624,240        4,403,880       0.3
                              1,092,500  +Com21, Inc.                                         11,248,074        2,185,000       0.1
                                808,800  +Comdial Corporation (c)                              4,965,675          859,350       0.1
                                125,000  +DONCASTERS PLC (ADR) (a)                               896,875        2,350,000       0.1
                                 26,200  +Excel Technology, Inc.                                 438,691          461,775       0.0
                                477,100  +Micros Systems, Inc.                                 8,521,444        9,661,275       0.6
                                305,100  +Triumph Group, Inc.                                  9,182,835       11,593,800       0.8
                                155,600  +Zebra Technologies Corporation (Class A)             6,318,679        5,932,250       0.4
                                                                                          --------------   --------------    ------
                                                                                             106,918,742       75,477,637       4.9
------------------------------------------------------------------------------------------------------------------------------------
 Technology                     562,900  +ANADIGICS, Inc.                                      9,545,756        7,458,425       0.5
                                436,300  +Actel Corp.                                          9,707,831        8,916,881       0.6
                                521,000  +Advanced Fibre Communications, Inc.                  9,428,506        7,456,813       0.5
                                497,900  +American Management Systems, Incorporated            9,150,620        9,117,794       0.6
                              1,464,000  +Anixter International Inc.                          27,214,044       35,282,400       2.3
                              1,977,300  +Aspect Communications Corporation                   16,388,815        8,743,373       0.6
                                665,100  +Avant! Corporation                                  11,095,325       11,472,975       0.7
                                103,000  +Brooktrout Inc.                                        981,221          637,313       0.0
                                535,450  +Clare, Inc.                                          4,490,184        1,773,678       0.1
                                350,900  +Clarus Corporation                                   2,465,840        2,236,988       0.1
                                  7,000  +Cognex Corporation                                     140,000          173,250       0.0
                                976,900  +Compuware Corporation                                7,252,747        9,524,775       0.6
                                693,800  +ESCO Technologies Inc. (c)                          11,916,433       17,317,248       1.1
                              1,092,400  +EXE Technologies, Inc.                               6,664,028        7,373,700       0.5
                                899,000  +Electronics for Imaging, Inc.                       19,368,736       22,137,875       1.4
                              1,023,000  +Entrust Technologies Inc.                            8,421,520        8,503,688       0.5
                                949,900  +FileNET Corporation                                 16,356,751       14,901,556       1.0
                              2,550,700  +Harmonic Inc.                                       26,817,771       14,347,687       0.9
                                374,400  +II-VI Incorporated                                   6,211,264        4,726,800       0.3
                                562,753  +InterVoice-Brite, Inc.                               5,008,650        4,572,368       0.3
                                724,400  +JDA Software Group, Inc.                            10,131,250        8,285,325       0.5
                              2,828,500  +Maxtor Corporation                                  17,158,981       19,799,500       1.3
                              1,361,000  +NetManage, Inc.                                      3,267,125        1,318,469       0.1
                              3,361,000  +Network Associates, Inc.                            22,993,187       27,728,250       1.8
                              1,333,360  +Nu Horizons Electronics Corp. (c)                   12,527,808       11,833,570       0.8
                                 40,100  +On Assignment, Inc.                                    778,809          837,087       0.1
                                623,500  +Progress Software Corporation                        8,043,858        9,040,750       0.6
                              1,487,000  +Sensormatic Electronics Corporation                 20,728,639       28,253,000       1.8
                              1,882,000  +Structural Dynamics Research Corporation (c)        23,543,940       26,730,281       1.7
                                282,750  +Sybase, Inc.                                         2,431,233        4,382,625       0.3
                              2,215,900  +Sykes Enterprises, Incorporated (c)                 26,781,216       12,118,203       0.8
                                974,400  +Transaction Systems Architects, Inc. (Class A)      16,309,063        6,973,050       0.4
                              2,185,000  +Vignette Corporation                                14,204,376       14,065,937       0.9
                                                                                          --------------   --------------    ------
                                                                                             387,525,527      368,041,634      23.7
------------------------------------------------------------------------------------------------------------------------------------
                                          Total Stocks                                     1,429,651,538    1,393,021,347      89.7
------------------------------------------------------------------------------------------------------------------------------------
                               Face
                              Amount            Short-Term Securities
====================================================================================================================================
Commercial Paper**          $52,989,000  General Motors Acceptance Corp.,
                                         5.38% due 4/02/2001                                  52,973,162       52,973,162       3.4
                             20,000,000  Heinz (H.J.) Company, 5.35% due 4/10/2001            19,970,278       19,970,278       1.3
                                         J.P. Morgan Securities Inc.:
                             20,000,000     5.17% due 4/03/2001                               19,991,383       19,991,383       1.3
                             30,000,000     5.23% due 4/02/2001                               29,991,283       29,991,283       1.9
                             15,000,000  Newell Rubbermaid Inc., 5.34% due 4/09/2001          14,979,975       14,979,975       0.9
------------------------------------------------------------------------------------------------------------------------------------


                                    20 & 21

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

Master Small Cap Value Trust (concluded)
====================================================================================================================================
                               Face                                                                                       Percent of
                              Amount            Short-Term Securities                          Cost             Value     Net Assets
====================================================================================================================================
US Government                            Federal Home Loan Mortgage Corp.:
Agency Obligations**        $20,000,000     5.27% due 4/17/2001                              $19,950,228      $19,950,228       1.3%
                             25,000,000     4.70% due 5/15/2001                               24,853,125       24,853,125       1.6
------------------------------------------------------------------------------------------------------------------------------------
                                         Total Short-Term Securities                         182,709,434      182,709,434      11.7
====================================================================================================================================
Total Investments                                                                         $1,612,360,972    1,575,730,781     101.4
                                                                                          ==============
Liabilities in Excess of Other Assets                                                                         (22,174,631)     (1.4)
                                                                                                           --------------     ------
Net Assets                                                                                                 $1,553,556,150     100.0%
                                                                                                           ==============     ======
====================================================================================================================================

+     Non-income producing security.
* Holdings are classified into the economic sectors found in the Russell 2000 Index.
** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
(a)   American Depositary Receipts (ADR).
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c) Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Net Share                Net                   Dividend
Sector                          Affiliate                                     Activity                Cost                   Income
------------------------------------------------------------------------------------------------------------------------------------
Auto & Transportation           Keystone Automotive
                                 Industries, Inc.                                   --                     --                   +
------------------------------------------------------------------------------------------------------------------------------------
Consumer                        Ambassadors International, Inc.                220,900            $ 3,900,035                   +
Discretionary                   Boron, LePore & Associates, Inc.                73,300                750,868                   +
                                Dover Downs Entertainment, Inc.                507,300              5,966,329               $110,246
                                Panera Bread Company
                                  (Class A)                                    (50,800)              (245,870)                  +
                                WMS Industries Inc.                            526,700              7,910,466                   +
------------------------------------------------------------------------------------------------------------------------------------
Healthcare                      Novoste Corporation                            686,500             23,017,232                   +
------------------------------------------------------------------------------------------------------------------------------------
Materials & Processing          Ryerson Tull, Inc.                                  --                     --                316,816
                                Watsco, Inc. (Class A)                              --                     --                239,120
                                Wolverine Tube, Inc.                           737,500             10,675,619                   +
                                Zemex Corporation                                   --                     --                   +
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                   Mercer International, Inc.                          --                     --                   +
------------------------------------------------------------------------------------------------------------------------------------
Producer Durables               ANTEC Corporation                            2,037,100             32,611,717                   +
                                BHA Group Holdings, Inc.
                                  (Class A)                                         --                     --                 79,593
                                Brown & Sharpe Manufacturing
                                  Company (Class A)                                 --                     --                   +
                                Comdial Corporation                                 --                     --                   +
------------------------------------------------------------------------------------------------------------------------------------
Technology                      ESCO Technologies Inc.                         124,000              2,251,311                   +
                                Nu Horizons Electronics Corp.                1,112,020             10,906,544                   +
                                Structural Dynamics
                                  Research Corporation                         217,600              2,452,111                   +
                                Sykes Enterprises, Incorporated              2,031,100             23,278,657                   +
------------------------------------------------------------------------------------------------------------------------------------

+     Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MASTER SMALL CAP
VALUE TRUST         As of March 31, 2001
===================================================================================================================================
Assets:             Investments, at value (identified cost--$1,612,360,972).....                                     $1,575,730,781
                    Receivables:
                       Contributions............................................          $    5,587,156
                       Securities sold..........................................               1,058,892
                       Dividends................................................                 498,442                  7,144,490
                                                                                          --------------
                    Prepaid expenses and other assets...........................                                            205,679
                                                                                                                     --------------
                    Total assets................................................                                      1,583,080,950
                                                                                                                     --------------
===================================================================================================================================
Liabilities:        Payables:
                       Securities purchased.....................................              25,621,472
                       Withdrawals..............................................               2,771,261
                       Investment adviser.......................................                 587,545                 28,980,278
                                                                                          --------------
                    Accrued expenses and other liabilities......................                                            544,522
                                                                                                                     --------------
                    Total liabilities...........................................                                         29,524,800
                                                                                                                     --------------
===================================================================================================================================
Net Assets:         Net assets..................................................                                     $1,553,556,150
                                                                                                                     ==============
===================================================================================================================================
Net Assets          Partners' capital...........................................                                     $1,590,186,341
Consist of:         Unrealized depreciation on investments--net.................                                        (36,630,191)
                                                                                                                     --------------
                    Net assets..................................................                                     $1,553,556,150
                                                                                                                     ==============
===================================================================================================================================

See Notes to Financial Statements.


                                    22 & 23

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

STATEMENT OF OPERATIONS

MASTER SMALL CAP
VALUE TRUST         For the Period September 1, 2000+ to March 31, 2001
====================================================================================================================================
Investment          Interest and discount earned................................                                     $   6,926,441
Income:             Dividends...................................................                                         4,814,169
                                                                                                                     -------------
                    Total income................................................                                        11,740,610
                                                                                                                     -------------
====================================================================================================================================
Expenses:           Investment advisory fees....................................           $   4,150,222
                    Accounting services.........................................                 213,824
                    Custodian fees..............................................                  66,548
                    Professional fees...........................................                  40,720
                    Reorganization costs........................................                  28,000
                    Offering costs..............................................                  11,667
                    Trustees' fees and expenses.................................                   9,630
                    Pricing fees................................................                     980
                    Other ......................................................                  16,837
                                                                                           -------------
                    Total expenses..............................................                                         4,538,428
                                                                                                                     -------------
                    Investment income--net......................................                                         7,202,182
                                                                                                                     -------------
====================================================================================================================================
Realized &          Realized gain on investments--net...........................                                       100,638,142
Unrealized Gain     Change in unrealized appreciation/depreciation on
(Loss) on           investments--net............................................                                      (167,772,844)
Investments--Net:                                                                                                    -------------
                    Net Decrease in Net Assets Resulting from Operations........                                     $ (59,932,520)
                                                                                                                     =============
====================================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     For the Period
MASTER SMALL CAP                                                                                                   Sept. 1, 2000+ to
VALUE TRUST         Increase (Decrease) in Net Assets:                                                               March 31, 2001
====================================================================================================================================
Operations:         Investment income--net..............................................................            $    7,202,182
                    Realized gain on investments--net...................................................               100,638,142
                    Change in unrealized appreciation/depreciation on investments--net..................              (167,772,844)
                                                                                                                    --------------
                    Net decrease in net assets resulting from operations................................               (59,932,520)
                                                                                                                    --------------
====================================================================================================================================
Net Capital         Increase in net assets derived from net capital contributions.......................             1,613,388,570
Contributions:                                                                                                      --------------
====================================================================================================================================
Net Assets:         Total increase in net assets........................................................             1,553,456,050
                    Beginning of period.................................................................                   100,100
                                                                                                                    --------------
                    End of period.......................................................................            $1,553,556,150
                                                                                                                    ==============
====================================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                     For the Period
MASTER SMALL CAP    The following ratios have been derived from                                                    Sept. 1, 2000+ to
VALUE TRUST         information provided in the financial statements.                                                March 31, 2001
===================================================================================================================================
Ratios to Average   Expenses............................................................................                       .54%*
Net Assets:                                                                                                           =============
                    Investment income--net..............................................................                        85%*
                                                                                                                      =============
===================================================================================================================================
Supplemental        Net assets, end of period (in thousands)............................................              $   1,553,556
Data:                                                                                                                 =============
                    Portfolio turnover..................................................................                     42.30%
                                                                                                                      =============
===================================================================================================================================

+     Commencement of operations.
*     Annualized.

      See Notes to Financial Statements.


                                    24 & 25

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

NOTES TO FINANCIAL STATEMENTS

MASTER SMALL CAP VALUE TRUST

1. Significant Accounting Policies:

Master Small Cap Value Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of the Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Trust is authorized to write put and covered call options and purchase put and call options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters such contracts.

o Foreign currency options and futures--The Trust may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust will adopt the provisions to amortize all premiums and discounts on debt securities effective April 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. As of March 31, 2001, no debt securities were held by the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average net assets not exceeding $1 billion, .475% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and .45% of average daily net assets in excess of $1.5 billion.

In addition, MLPF&S received $259,496 in commissions on the execution of portfolio security transactions for the Trust for the period September 1, 2000 to March 31, 2001.

Accounting services were provided to the Trust by FAM through December 31, 2001. Up to this date, the Trust reimbursed FAM $91,938 for these services. As of January 1, 2001, accounting services are provided to the Trust by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Trust will pay the costs of these services. In addition, the Trust will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


                                    26 & 27

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

MASTER SMALL CAP VALUE TRUST

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period September 1, 2000 to March 31, 2001 were $730,061,041 and $534,238,327, respectively.

Net realized gains for the period September 1, 2000 to March 31, 2001 and net unrealized losses as of March 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                         Realized                Unrealized
                                           Gains                   Losses
--------------------------------------------------------------------------------
Long-term investments...............    $100,637,216            $(36,630,191)
Short-term investments..............             926                      --
                                        ------------            ------------
Total...............................    $100,638,142            $(36,630,191)
                                        ============            ============
--------------------------------------------------------------------------------

As of March 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $46,942,980, of which $218,133,672 related to appreciated securities and $265,076,652 related to depreciated securities. At March 31, 2001, the aggregate cost of investments for Federal income tax purposes was $1,622,673,761.

4. Short-Term Borrowings:

On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the period September 1, 2000 to March 31, 2001.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors,
Master Small Cap Value Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Small Cap Value Trust as of March 31, 2001, the related statements of operations and changes in net assets, and the financial highlights for the period September 1, 2000 (commencement of operations) to March 31, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Small Cap Value Trust as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2000 (commencement of operations) to March 31, 2001 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 11, 2001


                                    28 & 29

                        Merrill Lynch Small Cap Value Fund, Inc., March 31, 2001

PORTFOLIO INFORMATION (unaudited)

As of March 31, 2001

                                                           Percent of
Ten Largest Holdings                                       Net Assets
--------------------------------------------------------------------------------
Tech Data Corporation.....................................    3.0%
WMS Industries Inc........................................    2.6
Charter One Financial, Inc................................    2.3
Anixter International Inc.................................    2.3
The Men's Warehouse, Inc..................................    1.8
Panera Bread Company (Class A)............................    1.8
Sensormatic Electronics Corporation.......................    1.8
Network Associates, Inc...................................    1.8
Watsco, Inc...............................................    1.8
Structural Dynamics Research Corporation..................    1.7
--------------------------------------------------------------------------------

                                                           Percent of
Sectors Represented in the Portfolio                       Net Assets
--------------------------------------------------------------------------------
Consumer Discretionary....................................   24.8%
Technology................................................   23.7
Materials & Processing....................................   11.7
Financial Services........................................   10.1
Healthcare................................................    6.7
Producer Durables.........................................    4.9
Energy....................................................    4.1
Auto & Transportation.....................................    1.9
Consumer Staples..........................................    1.2
Miscellaneous.............................................    0.6
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, President and Director/Trustee
M. Colyer Crum, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
Stephen B. Swensrud, Director/Trustee
J. Thomas Touchton, Director/Trustee
Fred G. Weiss, Director/Trustee
Robert E. Doll, Jr., Senior Vice President
Daniel V. Szemis, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

-------------------------------------------------------------------------------
Jack B. Sunderland and Arthur Zeikel, Directors/Trustees of Merrill Lynch Small Cap Value Fund, Inc., have recently retired. The Fund's Board of
Directors/Trustees wishes Messrs. Sunderland and Zeikel well in their retirements.
-------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                    30 & 31

[LOGO] Merrill Lynch Investment Managers

                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Small Cap Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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